Exhibit 32.1

CERTIFICATION OF
GERHARD E. KURZ, CHIEF EXECUTIVE OFFICER
OF SEABULK INTERNATIONAL, INC.
PURSUANT TO 18 U.S.C. § 1350 AND EXCHANGE ACT RULE 13a-14(b)
(Adopted by Section 906 of the Sarbanes-Oxley Act of 2002)

     The undersigned Chief Executive Officer of Seabulk International, Inc. (the “Company”) hereby certifies that:

     1. The Company’s Annual Report on Form 10-K/A for the year ended December 31, 2004, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 20, 2005

/s/ GERHARD E. KURZ

Gerhard E. Kurz
April 20, 2005